SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                       PREMIER COMMUNITY BANKSHARES, INC.







Dear Shareholder:

         You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Premier Community Bankshares, Inc. (the "Corporation") to be held on Tuesday, May 6, 2003 at 3:00 p.m. at the Hampton Inn located at 9800 Winchester Road, Front Royal, Virginia. At the Annual Meeting, you will be asked to elect three directors for terms of three years each and to ratify the appointment of independent auditors for the Corporation for 2003. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope that you will participate in the Annual Meeting, either in person or by proxy.

                                   Sincerely,


         /s/ John K. Stephens              /s/ Donald L. Unger
         John K. Stephens                  Donald L. Unger
         Chairman                          President and Chief Executive Officer




April 1, 2003

                       PREMIER COMMUNITY BANKSHARES, INC.
                                4095 Valley Pike
                           Winchester, Virginia 22602



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders (the "Annual Meeting") of Premier Community Bankshares, Inc. (the "Corporation") will be held on Tuesday, May 6, 2003 at 3:00 p.m. at the Hampton Inn located at 9800 Winchester Road, Front Royal, Virginia, for the following purposes:

         1. To elect three directors to serve for terms of three years each expiring at the 2006 annual meeting of shareholders;

         2. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Corporation for the fiscal year ending December 31, 2003; and

         3. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of record of shares of Common Stock at the close of business on March 17, 2003, the record date fixed by the Board of Directors of the Corporation, are entitled to notice of, and to vote at, the Annual Meeting.


                                        By Order of the Board of Directors

                                        /s/ Joseph W. Hollis

                                        Joseph W. Hollis
                                        Secretary


April 1, 2003

                       PREMIER COMMUNITY BANKSHARES, INC.
                                4095 Valley Pike
                           Winchester, Virginia 22602


                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $1.00 per share ("Common Stock"), of Premier Community Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 6, 2003 at 3:00 p.m. at the Hampton Inn located at 9800 Winchester Road, Front Royal, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Corporation, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 1, 2003 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Corporation. In addition, certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Corporation may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 17, 2003, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,557,484 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Board of Directors consists of eight members, three of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each, expiring on the date of the annual meeting of shareholders in 2006. Five other directors are serving terms that end in either 2004 or 2005, as indicated below.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Corporation.

         The following biographical information discloses each director's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors or its predecessor.

Nominees for Election For Terms that Expire in 2006

         Stephen T. Heitz, 49, has served as a director of the Corporation since 2000 and a director of Rockingham Heritage Bank, a subsidiary of the Corporation ("Rockingham"), since 1989. He is an attorney and partner in the firm of Litten and Sipe, L.L.P. in Harrisonburg, Virginia. He has been Assistant Secretary/Treasurer of the Corporation since 2000.

         John K. Stephens, 60, has been Chairman of the Corporation since 2000 and President and Chief Executive Officer of Rockingham since 1994. From 1990 to 1998, he served as Vice Chairman of the Board of Rockingham. Mr. Stephens was elected Chairman of the Board of Rockingham in 1998.

         Donald L. Unger, 61, has been President and Chief Executive Officer of the Corporation and of The Marathon Bank, a subsidiary of the Corporation ("Marathon"), since 1992. He has served as a director of Marathon since 1993. Mr. Unger was elected Chairman of Marathon in May 2000.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Whose Terms Expire in 2004

         Walter H. Aikens, 53, has served as a director of the Corporation and of Marathon since 1998. He is President of H & W Construction Co., Inc. and President of Aikens Corporation, and develops real estate for rental property.

         Paul R. Yoder, Jr., 61, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1989. He is a physician and surgeon and is a partner in the professional firm of Rockingham Eye Physicians, P.C.

Incumbent Directors Whose Terms Expire in 2005

         Clifton L. Good, 65, has served as a director of the Corporation since 1989 and as a director of Marathon since 1987. He is President of Clifton L. Good Realty, Incorporated, in Front Royal, Virginia.

         Joseph W. Hollis, 49, has served as a director of the Corporation since 1989 and as a director of Marathon since 1987. He is President of B. J. Sager (beer distributor) in Winchester, Virginia. He has been Secretary of the Corporation since 2000.

         Wayne B. Ruck, 63, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1996. From 1970 to 2000, he was a co-founder and co-owner of Packaging Services, Inc. of Weyers Cave, Virginia, and seven other packaging-related companies in the Mid-Atlantic region. Since 2000, he has served as co-founder and co-owner of The Warehouse Company, a public logistics company, and Shen-Valley LLC, a real estate development company, and has retained an ownership position in four other packaging-related companies.

Executive Officers

         John K. Stephens serves as Chairman of the Board of the Corporation, and Donald L. Unger serves as President and Chief Executive Officer. Additional information with respect to these individuals is set forth above.

Security Ownership of Management

         The following table sets forth, as of March 1, 2003, certain information with respect to the beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

         The address for each of the following individuals is Premier Community Bankshares, Inc. 4095 Valley Pike, Winchester, Virginia 22602.

                                             Number                  Percent
                                         of Shares (1)             of Class (%)

Walter H. Aikens                             22,535                     .49
Clifton L. Good                              71,943                    1.58
Stephen T. Heitz                             16,936                     .37
Joseph W. Hollis                             72,701                    1.60
Wayne B. Ruck                               162,463                    3.57
John K. Stephens                             90,038                    1.97
Donald L. Unger                              37,833                     .83
Paul R. Yoder, Jr., M.D.                     66,947                    1.47

All directors and executive officers
 as a group (8 persons)                     541,396                   11.88

--------------
(1) Amounts disclosed include shares of Common Stock that certain directors have the right to acquire upon the exercise of stock options exercisable within 60 days, as follows: Mr. Aikens, 2,000 shares; Mr. Good, 11,000; Mr. Heitz, 4,000 shares; Mr. Hollis, 14,000; Mr. Ruck, 4,000; Mr. Stephens, 7,500 shares; Mr. Unger, 30,000; and Mr. Yoder, 4,000 shares.


Security Ownership of Certain Beneficial Owners

         As of March 1, 2003, there are no persons known to the Corporation that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2002, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

         There were 12 meetings of the Board of Directors in 2002. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2002.

         The Corporation has an Audit Committee and a Compensation Committee. The Corporation does not have a standing nominating committee.

         The Corporation's Audit Committee currently includes Joseph W. Hollis, Chairman, Clifton L. Good and Stephen T. Heitz. The Audit Committee recommends to the Board of Directors the appointment of a firm to serve as independent auditors, subject to ratification by the Board of Directors and the shareholders at the Annual Meeting. In 2002, there were six meetings of the Corporation's Audit Committee.

         The Corporation's Compensation Committee currently includes Wayne B. Ruck, Chairman, Walter H. Aikens and Paul R. Yoder, Jr. The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. In 2002, there were two meetings of the Corporation's Compensation Committee.

Director Compensation

         Each director of the Corporation is paid an annual retainer fee of $4,000 and directors' fees for meetings attended as follows:

                  Board of Directors Meetings                  $  500
                  Audit and Compensation Committee Meetings    $  200

         In addition, on October 9, 2002, the Corporation granted each outside director an option to purchase 8,000 shares of Common Stock at $7.30 per share. Each option is exercisable immediately with respect to 4,000 shares and will become exercisable with respect to an additional 2,000 shares on each of October 9, 2003 and 2004.

Executive Officer Compensation

         The following table presents information concerning the compensation of Messrs. Unger and Stephens. This table presents compensation for services rendered in all capacities to the Corporation and its subsidiaries by Mr. Stephens and by Mr. Unger in 2002, 2001 and 2000.

                           Summary Compensation Table

                                                                                 Long Term
                                          Annual Compensation                   Compensation
                                          -------------------                   ------------

                                                               Other Annual      Securities
                                                                 Compen-         Underlying          All Other
Name                           Year     Salary      Bonus       sation ($)      Options (#)      Compensation (1)
----                           ----     ------      -----       ----------      -----------      ----------------

John K. Stephens               2002     $141,900   $26,250          *                --                $27,176
Chairman                       2001      137,800    25,000          *                --                 14,096
                               2000      135,555    30,750          *                --                 18,192

Donald L. Unger                2002     $136,500   $26,250          *                --                $31,603
President and Chief            2001      130,000    25,000          *                --                 26,022
Executive Officer              2000      130,000     8,050          *                --                 20,301

--------------
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for all officers named in the table.

(1) For Mr. Unger, amounts represent (i) contributions to Marathon's 401(k) Plan and to Marathon's Excess Benefit Plan on behalf of Mr. Unger pursuant to Mr. Unger's employment agreement and (ii) the payment of directors' fees by the Corporation. For Mr. Stephens, amounts represent contributions to the Rockingham Heritage Bank Employee Retirement Plan and the Rockingham Heritage Bank Money Purchase Plan on behalf of Mr. Stephens and the payment of director's fees by the Corporation.

Stock Options

         The Company did not grant any stock options to Messrs. Stephens and Unger during 2002. The following table sets forth information with respect to stock options held by Messrs. Stephens and Unger as of December 31, 2002.

                          Fiscal Year End Option Values

                                                  Number of
                                            Securities Underlying               Value of Unexercised
                                            Unexercised Options at            In-The-Money Options at
                                            December 31, 2002 (#)             December 31, 2002 ($)(1)
                                            ---------------------             ------------------------
 Name                                   Exercisable      Unexercisable     Exercisable      Unexercisable
 ----                                   -----------      -------------     -----------      -------------
 John K. Stephens                            7,500           7,500              21,975         21,975

 Donald L. Unger                            30,000           7,500             139,650         21,975

--------------
(1) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 2002 and (ii) the exercise price of the options.


Employment Agreements

         The Corporation and Mr. Unger entered into an employment agreement on April 1, 1998 (the "Agreement"). The Agreement was automatically renewed on
March 31, 2002 for a one year period, and will automatically renew for successive one year periods thereafter unless expressly terminated by the Corporation.

         As compensation under the Agreement, Mr. Unger receives a base salary of $136,500. As additional compensation under the Agreement and at the election and in the discretion of the Board of Directors, Mr. Unger may receive a bonus in the form of cash or options to purchase shares of Common Stock. The Agreement permits Mr. Unger to participate in any benefit plans adopted by the Corporation under the same terms and conditions as other employees of the Corporation.

         In the event of a change in control of the Corporation, the Agreement provides that Mr. Unger shall receive a cash payment equal to the greater of (i) the amount of salary due to Mr. Unger for the remainder of the term of the Agreement or (ii) the product of his annual salary and the multiple of the book value per share of Common Stock received by the Corporation shareholders in connection with such change of control, provided such multiple does not exceed three.

Certain Relationships and Related Transactions

         Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of one of the banking subsidiaries of the Corporation, and have had and expect to have transactions with one or more of the subsidiary banks in the ordinary course of business. In addition, some of the directors and officers of the Corporation or its subsidiaries are at present, as in the past, also directors and officers of corporations that are customers of the subsidiary banks and that have had or expect to have transactions with the subsidiary banks in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

         As of December 31, 2002, the aggregate amount of loans, direct and indirect, from Marathon and Rockingham to the directors and executive officers of the Corporation, Marathon and Rockingham, and entities in which they own significant interest, was $7,633,000.

         Rockingham has a lease agreement with Village Square Plaza, LLC, of which Wayne B. Ruck, a director of the Corporation, owns 16.7%. The lease relates to Rockingham's branch at 54 Franklin Street, Suite 102, Weyers Cave, Virginia. The lease became effective in December 2000 and terminates in December 2026. The rent paid on the lease totaled $34,604 for the year 2002.

         The firm of Litten and Sipe, L.L.P. of which Stephen T. Heitz, a director of the Corporation, is a partner, rendered legal services to Rockingham in 2002.

                                  PROPOSAL TWO

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation by the Corporation's Audit Committee, has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2003. Yount, Hyde & Barbour, P.C. audited the financial statements of the Corporation for the year ended December 31, 2002. A majority of the votes cast by holders of shares of Common Stock is required for the ratification of the appointment of the independent public accountants.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002, and the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-QSB for that fiscal year was $59,250.

Financial Information System Design and Implementation Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to the Corporation for the fiscal year ended December 31, 2002, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to the Corporation for the fiscal year ended December 31, 2002 was $92,912. Other non-audit services include agreed upon procedures to assist with the Corporation's internal audit function, attestation engagements, preparation of tax returns and other miscellaneous accounting services. The Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Corporation is compatible with maintaining the auditor's independence.

                             Audit Committee Report

         Management is responsible for the Corporation's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Corporation and its management.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                 Audit Committee
                                       Joseph W. Hollis, Chairman
                                       Clifton L. Good
                                       Stephen T. Heitz


                PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation's principal executive offices at 4095 Valley Pike, Winchester, Virginia 22602 no later than December 3, 2003, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement for that meeting. The Corporation presently anticipates holding the 2004 annual meeting of shareholders on May 4, 2004.

         The Corporation's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2004 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2004 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Corporation's Bylaws, without charge, upon written request to the Secretary of the Corporation. Based upon an anticipated date of May 4, 2004 for the 2004 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 5, 2004 and no earlier than February 4, 2004.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that may come before this meeting. If any matters other than those referred to should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

         THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE CORPORATION'S ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY, PREMIER COMMUNITY BANKSHARES, INC., WHOSE ADDRESS IS 4095 VALLEY PIKE, WINCHESTER, VIRGINIA 22602. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                      By Order of the Board of Directors

                                      /s/ Joseph W. Hollis

                                      Joseph W. Hollis, Secretary

                           [DEFINITIVE FORM OF PROXY]

[X] PLEASE MARK VOTES                          REVOCABLE PROXY
    AS IN THIS EXAMPLE                 PREMIER COMMUNITY BANKSHARES, INC.
                                                                                                                With-   For All
                                                                                                        For     hold    Except
     Annual Meeting of Shareholders - May 6, 2003           1.  To  elect  as  directors  the  three    [ ]      [ ]      [ ]
                                                                persons  listed  as  nominees  below
  Proxy Solicited on Behalf of the Board of Directors           for   terms  of  three   years  each
  ---------------------------------------------------           expiring   at   the   2006    annual
                                                                meeting of shareholders.
   The  undersigned  hereby  appoints  Walter H. Aikens,
Clifton  L.  Good  and Paul R. Yoder, Jr.,  jointly  and        Stephen T. Heitz        John K. Stephens        Donald L. Unger
severally,  proxies,  with full power to act alone,  and
with  full  power  of  substitution,  to  represent  the    (INSTRUCTION:  To  withhold  authority  to vote  for  any  individual
undersigned  and to vote, as  designated  below and upon    nominee, mark "For All Except" and  write that  nominee's name on the
any and all other  matters  that may properly be brought    space provided below.)
before such meeting, all shares of Common Stock that the    _____________________________________________________________________
undersigned  would  be  entitled  to vote at the  Annual                                                For    Against  Abstain
Meeting of Shareholders of Premier Community Bankshares,    2.  To ratify the  appointment  of the      [ ]      [ ]      [ ]
Inc., a Virginia corporation (the "Corporation"),  to be        firm  of  Yount,  Hyde &  Barbour,
held at the Hampton Inn located at 9800 Winchester Road,        P.C. as  independent  auditors for
Front  Royal,  Virginia, on  May 6, 2003  at  3:00 p.m.,        the  Corporation  for  the  fiscal
local  time,  or  any   adjournments  thereof, for  the         year ending December 31, 2003.
following purposes:
                                                            3.  In their discretion,  the proxies are authorized to vote upon any other business that may properly come before the meeting,  or any adjournment thereof.

                                      -------------------
   Please be sure to sign and date    |Date             |   PLEASE CHECK BOX IF YOU PLAN TO ATTEND  --------------------->[ ]
     this Proxy in the box below.     |                 |   THE MEETING.
 --------------------------------------------------------

                                                              THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE  VOTED  IN THE  MANNER
                                                            DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION  IS GIVEN,  THIS
                                                            PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.


  -Shareholder sign above---Co-holder (if any) sign above-

 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
  If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------

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